UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Reporting Period: 1/15/09 - 2/11/09

Operating Report/Period Beginning January 15, 2009 and Ending February 11, 2009
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	N/A	N/A
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Yes	N/A	N/A
Schedule of Professional Fees Paid	MOR-1b	Yes	N/A	N/A
Copies of bank statements		N/A	N/A	N/A
Cash disbursements journals		N/A	N/A	N/A
Statement of Operations	MOR-2	Yes	N/A	N/A
Balance Sheet	MOR-3	Yes	N/A	N/A
Status of Postpetition Taxes	MOR-4	Yes	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes	N/A	N/A
Listing of aged accounts payable	MOR-4	Yes	N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	N/A	N/A
Debtor Questionnaire	MOR-5	Yes	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

3/2/2009
Signature of Authorized Individual*	Date

A. Keith Wall	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 1/15/09 - 2/11/09

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

Per agreement with the U.S. Trustee, the Debtor has provided weekly cash flow information, on a consolidated basis.

Buffet Inc.
Cash Flow ($000)

	Week 1 Ended	Week 2 Ended	Week 3 Ended	Week 4 Ended	Total
	21-Jan	28-Jan	4-Feb	11-Feb	Period 8

Cash Receipts (inc Sales tax)
Cash Receipts	$13,714	$16,247	$16,556	$17,569	$64,086
Credit Card	9,981	10,868	10,796	11,735	43,380
	23,695	27,115	27,352	29,304	107,466
Receipts
(Gift Card Usage)	(278)	(246)	(181)	(172)	(877)
Rebates, Other	124	361	3,223	227	3,935
Total Cash Receipts	23,541	27,230	30,394	29,359	110,524

Operating Disbursements
A/P
Check	5,066	2,419	3,028	1,898	12,411
EFT	12,349	8,850	8,898	10,172	40,269
Change in Trade Terms	-	-	-	-	-

Payroll	7,148	7,961	6,424	8,801	30,334
Rent (Cash Occupancy)	68	-	7,790	-	7,858
Sales Tax	3,291	1,389	2,195	213	7,088
Other Operating	-	-	-	-	-
Total Operating Disbursements	27,922	20,619	28,335	21,084	97,960
Net Operating Cash Flows	(4,381)	6,611	2,059	8,275	12,564

Non-Operating Disb/(Receipts)
Income Tax	-	-	-	-	-
Total CapEx	298	416	233	381	1,328
Professional Fees, inc. Holdbacks	200	350	395	558	1,503
Closed Restaurant Costs	-	-	-	-	-
Deposits (Utility)	-	-	-	-	-
Other	-	-	-	-	-
Cash (Proceeds) from Asset Sales	-	-	-	-	-
Total Non-Operating Disbursements	498	766	628	939	2,831

Financing Payments
Interest Expense	-	-	1,153	10	1,163
Interest (Income)	-	-	-	-	-
DIP Fees / Other	-	-	-	-	-
Principal Payments	-	-	-	-	-
Total Financing Disbursements	-	-	1,153	10	1,163

Total Net Disbursements	28,420	21,385	30,116	22,033	101,954

Net Cash Receipts (Disbursements)	(4,879)	5,845	278	7,326	8,570

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

Per agreement with the U.S. Trustee, the Debtor will calculate the Trustee Fee on a per legal entity basis by allocating consolidated disbursements above, based on the percentage of total expenses per the Income Statement applicable to each legal entity.

	BUFFETS RESTAURANTS HOLDINGS. INC.	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET
Allocation %	0.00%	7.64%	0.04%	0.00%	35.93%	0.14%	14.86%
Total Disbursements	775	7,788,884	38,209	312	36,632,315	143,471	15,149,652

	HTB LEASING CO	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT
Allocation %	0.04%	0.77%	0.00%	0.00%	37.62%	0.00%	0.02%
Total Disbursements	35,946	786,802	312	4,677	38,356,093	2,793	17,021

	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
Allocation %	0.00%	2.45%	0.01%	0.48%	0.00%	100.00%
Total Disbursements	379	2,502,629	12,429	484,312	(3,011)	101,954,000

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 1/15/09 - 2/11/09

BANK RECONCILIATIONS (MOR-1a)

	100 BUFFETS, INC.	101 BUFFETS LEASING COMPANY	150 BUFFETS HOLDINGS, INC	200 OCB RESTAURANT COMPANY, LLC	201 OCB LEASING COMPANY, LLC	250 HOMETOWN BUFFET, INC.	251 HOMETOWN LEASING COMPANY	256 TAHOE JOE'S, INC.	257 TAHOE JOES LEASING COMPANY	450 BUFFETS FRANCHISE HOLDINGS, LL
CASH ON HAND - DRAWER	43,300	-	-	511,412	-	205,446	-	26,600	-	-
TOTAL DEPOSITORY ACCOUNT	(62,441,008)	-	-	32,673,565	-	17,957,371	-	29,271	-	-
DEPOSITORY ACCOUNT	-	-	-	21,559	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	(1,788)	-	-	-	-	-	-
DEPOSITORY - HSBC BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	(270)	-	-	-	-	414,666	-	-	-	-
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	624,542	-	32,535	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	177,171	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 200	-	-	-	147,745	-	-	-	-	-	-
DEPOSITORY - WACHOIVA - CO. 200	-	-	-	35,810	-	-	-	-	-	-
DEPOSITORY - US BANK - CO.100	13,679	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	64,483	-	-	-	29,271	-	-
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	60,412	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 100	(29,166)	-	-	-	-	-	-	-	-	-
DEPOSITORY - KEY BANK	-	-	-	34,535	-	-	-	-	-	-
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	10,834	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	41,836	-	-	-	-
DEPOSITORY - BANK NORTH	-	-	-	8,498	-	-	-	-	-	-
DEPOSITORY - ASSOCIATED BANK	-	-	-	6,468	-	-	-	-	-	-
DEPOSITORY - FIFTH THIRD (BRINKS)	(62,425,252)	-	-	31,483,295	-	17,468,334	-	-	-	-
DEPOSITORY - CLOSED BANK ACCOUNTS	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST NATIONAL PENNSYLVANIA	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - BB&T	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - SUNTRUST	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - COMPASS	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - AMSOUTH	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST CITIZENS	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - JPMORGAN CHASE	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - M&T BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST COMMONWEALTH	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST MIDWEST	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIFTH THIRD	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	-	-	-	-	-	-
CASH	16,129,185	-	34,705	-	-	-	-	-	-	249,281
CASH - US BANK	18,363,880	-	34,705	-	-	-	-	-	-	-
CASH - US BANK - A/P	(2,249,035)	-	-	-	-	-	-	-	-	-
CASH - WELLS FARGO - SLB	24,172	-	-	-	-	-	-	-	-	-
CASH - US BANK - CREDIT CARD	812,745	-	-	-	-	-	-	-	-	-
CASH - 5TH THIRD - CREDIT CARD CLEARING	-	-	-	-	-	-	-	-	-	-
CASH - CAPITAL ONE - PCARD CLEARING	46,970	-	-	-	-	-	-	-	-	-
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-	-	-	-	249,281
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	28,564	-	-	-	-	-	-	-	-	-
CASH - US BANK - PAYROLL	(906,173)	-	-	-	-	-	-	-	-	-
CASH - WACHOVIA - PAYROLL	-	-	-	-	-	-	-	-	-	-
CASH - US BANK - RYAN'S PAYROLL	-	-	-	-	-	-	-	-	-	-
CASH - FIFTH THIRD BANK - NSF	8,062	-	-	-	-	-	-	-	-	-
TOTAL CASH & CASH EQUIVALENTS	(46,268,523)	-	34,705	33,184,977	-	18,162,817	-	55,871	-	249,281

RESTRICTED CASH	1,885,576	-	-	-	-	-	-	-	-	-
RESTRICTED CASH - DEPOSITS	1,865,576	-	-	-	-	-	-	-	-	-
RESTRICTED CASH - ESCROW DEPOSITS	20,000	-	-	-	-	-	-	-	-	-

	610 RYAN'S RESTAURANT GROUP, INC.	611 RYAN'S RESTAURANT LEASING COMP	615 RYAN'S RESTAURANT MANAGEMENT G	620 FIRE MOUNTAIN RESTAURANTS, LLC	621 FIRE MOUNTAIN LEASING COMPANY,	625 FIRE MOUNTAIN MANAGEMENT GROUP	630 BIG R PROCUREMENT, LLC	800 OCB PURCHASING CO	155 BUFFETS RESTAURANTS HOLDINGS,	Total
CASH ON HAND - DRAWER	18,501	-	-	537,303	-	-	-	-	-	1,342,562
TOTAL DEPOSITORY ACCOUNT	63,544	-	-	15,848,230	-	-	-	-	-	4,130,972
DEPOSITORY ACCOUNT	-	-	-	-	-	-	-	-	-	21,559
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	169,822	-	-	-	-	-	168,035
DEPOSITORY - HSBC BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	-	-	-	-	414,396
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	-	-	-	-	-	-	657,077
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	51,000	-	-	-	-	-	228,170
DEPOSITORY - US BANK - CO. 200	-	-	-	-	-	-	-	-	-	147,745
DEPOSITORY - WACHOIVA - CO. 200	-	-	-	-	-	-	-	-	-	35,810
DEPOSITORY - US BANK - CO.100	-	-	-	-	-	-	-	-	-	13,679
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	-	-	-	-	-	-	93,754
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	-	-	-	-	-	-	60,412
DEPOSITORY - WELLS FARGO - CO. 100	-	-	-	-	-	-	-	-	-	(29,166)
DEPOSITORY - KEY BANK	-	-	-	-	-	-	-	-	-	34,535
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	-	-	-	-	-	-	10,834
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	-	-	-	-	41,836
DEPOSITORY - BANK NORTH	-	-	-	-	-	-	-	-	-	8,498
DEPOSITORY - ASSOCIATED BANK	-	-	-	-	-	-	-	-	-	6,468
DEPOSITORY - FIFTH THIRD (BRINKS)	-	-	-	14,564,919	-	-	-	-	-	1,091,297
DEPOSITORY - CLOSED BANK ACCOUNTS	-	-	-	(973)	-	-	-	-	-	(973)
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	25,778	-	-	310,128	-	-	-	-	-	335,906
DEPOSITORY - FIRST NATIONAL PENNSYLVANIA	-	-	-	(630)	-	-	-	-	-	(630)
DEPOSITORY - US BANK - RYAN'S	13,774	-	-	128,230	-	-	-	-	-	142,004
DEPOSITORY - BB&T	-	-	-	63,805	-	-	-	-	-	63,805
DEPOSITORY - SUNTRUST	-	-	-	63,836	-	-	-	-	-	63,836
DEPOSITORY - WELLS FARGO - RYAN'S	5,670	-	-	21,883	-	-	-	-	-	27,553
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	60,090	-	-	-	-	-	60,090
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	130,584	-	-	-	-	-	130,584
DEPOSITORY - COMPASS	-	-	-	19,398	-	-	-	-	-	19,398
DEPOSITORY - AMSOUTH	-	-	-	118,660	-	-	-	-	-	118,660
DEPOSITORY - FIRST CITIZENS	-	-	-	24,045	-	-	-	-	-	24,045
DEPOSITORY - JPMORGAN CHASE	12,422	-	-	73,544	-	-	-	-	-	85,966
DEPOSITORY - M&T BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY - IL	-	-	-	36,173	-	-	-	-	-	36,173
DEPOSITORY - FIRST COMMONWEALTH	-	-	-	18	-	-	-	-	-	18
DEPOSITORY - FIRST MIDWEST	1,787	-	-	-	-	-	-	-	-	1,787
DEPOSITORY - FIFTH THIRD	4,112	-	-	-	-	-	-	-	-	4,112
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	13,699	-	-	-	-	-	13,699
CASH	(135,634)	-	-	-	-	-	-	-	-	16,277,538
CASH - US BANK	-	-	-	-	-	-	-	-	-	18,398,585
CASH - US BANK - A/P	-	-	-	-	-	-	-	-	-	(2,249,035)
CASH - WELLS FARGO - SLB	-	-	-	-	-	-	-	-	-	24,172
CASH - US BANK - CREDIT CARD	-	-	-	-	-	-	-	-	-	812,745
CASH - 5TH THIRD - CREDIT CARD CLEARING	20,743	-	-	-	-	-	-	-	-	20,743
CASH - CAPITAL ONE - PCARD CLEARING	-	-	-	-	-	-	-	-	-	46,970
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-	-	-	-	249,281
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	-	-	-	-	-	-	-	-	-	28,564
CASH - US BANK - PAYROLL	-	-	-	-	-	-	-	-	-	(906,173)
CASH - WACHOVIA - PAYROLL	(1,739)	-	-	-	-	-	-	-	-	(1,739)
CASH - US BANK - RYAN'S PAYROLL	(154,637)	-	-	-	-	-	-	-	-	(154,637)
CASH - FIFTH THIRD BANK - NSF	-	-	-	-	-	-	-	-	-	8,062
TOTAL CASH & CASH EQUIVALENTS	(53,589)	-	-	16,385,533	-	-	-	-	-	21,751,072

RESTRICTED CASH	-	-	-	-	-	-	-	-	-	1,885,576
RESTRICTED CASH - DEPOSITS	-	-	-	-	-	-	-	-	-	1,865,576
RESTRICTED CASH - ESCROW DEPOSITS	-	-	-	-	-	-	-	-	-	20,000
Certain of the cash accounts indicate negative balances because such accounts are controlled disbursement accounts and are not funded until checks are presented for payment.

I hereby certify that the cash accounts of the debtor and all affiliated debtors are reconciled on a regular and timely basis.

A. Keith Wall, CFO

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 1/15/09 - 2/11/09

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (MOR 1-b)
This schedule is to include all retained professional payments from case inception to current month.

					Check		Amount Paid
Payee	Service Received	Retained by	Period Covered	Amount Approved	Number	Date	Fees	Expenses
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	02/22/08-03/31/08	147,421.50	20499753	06/03/08	147,421.50
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	04/01/08-04/30/08	27,625.32	20500998	06/17/08	27,579.84	45.48
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	04/01/08-04/30/08	6,894.96	20505075	07/16/08	6,894.96
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	02/22/08-03/31/08	36,847.90	20505076	07/16/08	36,818.00	29.90
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	05/01/08-05/31/08	114,119.16	20506459	07/18/08	114,092.80	26.36
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	06/01/08-06/30/08	85,005.47	20514454	09/10/08	84,705.28	300.19
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	07/01/08-07/31/08	63,208.83	20518627	10/03/08	63,104.96	103.87
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	05/01/08-05/31/08	28,523.20	20521843	10/30/08	28,523.20
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	06/01/08-06/30/08	21,176.32	20521844	10/30/08	21,176.32
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	07/01/08-07/31/08	15,776.24	20521845	10/30/08	15,776.24
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	09/01/08-09/30/08	165,503.54	20535401	01/09/09	165,500.05	3.49
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	10/01/08-10/31/08	50,595.57	20535908	01/14/09	50,454.72	140.85
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	08/01/08-08/31/08	184,873.21	20539636	01/28/09	184,053.12	820.09

FTI Consulting, Inc.	Advisor - Financial	UCC	01/29/08-02/29/08	176,634.87	10024331	06/05/08	175,483.87	1,151.00
FTI Consulting, Inc.	Advisor - Financial	UCC	03/01/08-03/31/08	166,320.90	113155	06/18/08	160,000.00	6,320.90
FTI Consulting, Inc.	Advisor - Financial	UCC	04/01/08-04/30/08	160,209.23	113155	06/18/08	160,000.00	209.23
FTI Consulting, Inc.	Advisor - Financial	UCC	05/01/08-05/31/08	160,082.54	113528	07/10/08	160,000.00	82.54
FTI Consulting, Inc.	Advisor - Financial	UCC	01/29/08-02/29/08	43,870.97	20505077	07/16/08	43,870.97
FTI Consulting, Inc.	Advisor - Financial	UCC	03/01/08-04/30/08	80,000.00	20505078	07/16/08	80,000.00
FTI Consulting, Inc.	Advisor - Financial	UCC	06/01/08-06/30/08	160,876.60	20514393	09/05/08	160,000.00	876.60
FTI Consulting, Inc.	Advisor - Financial	UCC	07/01/08-07/31/08	160,330.35	20517739	09/26/08	160,000.00	330.35
FTI Consulting, Inc.	Advisor - Financial	UCC	05/01/08-05/31/08	40,000.00	20521846	10/30/08	40,000.00
FTI Consulting, Inc.	Advisor - Financial	UCC	06/01/08-06/30/08	40,000.00	20521847	10/30/08	40,000.00
FTI Consulting, Inc.	Advisor - Financial	UCC	07/01/08-07/31/08	40,000.00	20521848	10/30/08	40,000.00
FTI Consulting, Inc.	Advisor - Financial	UCC	08/01/08-08/31/08	160,070.75	20522673	11/03/08	160,000.00	70.75
FTI Consulting, Inc.	Advisor - Financial	UCC	09/01/08-09/30/08	162,304.16	20527172	12/05/08	160,000.00	2,304.16
FTI Consulting, Inc.	Advisor - Financial	UCC	10/01/08-10/31/08	161,025.47	20532484	12/29/08	160,000.00	1,025.47
FTI Consulting, Inc.	Advisor - Financial	UCC	11/01/08-11/30/08	163,110.49	20541598	02/09/09	160,000.00	3,110.49

Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	01/29/08-02/29/08	142,952.71	112719	05/06/08	139,354.84	3,597.87
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	03/01/08-03/31/08	132,903.00	113075	06/10/08	120,000.00	12,903.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	01/29/08-02/29/08	34,838.71	20505079	07/16/08	34,838.71
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	03/01/08-03/31/08	30,000.00	20505080	07/16/08	30,000.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	04/01/08-04/30/08	122,120.16	20507856	07/25/08	120,000.00	2,120.16
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	05/01/08-05/31/08	132,623.32	20515021	09/17/08	120,000.00	12,623.32
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	06/01/08-06/30/08	136,769.64	20518648	10/06/08	120,000.00	16,769.64
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	07/01/08-07/31/08	122,355.86	20518661	10/07/08	120,000.00	2,355.86
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	04/01/08-04/30/08	30,000.00	20521849	10/30/08	30,000.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	05/01/08-05/31/08	30,000.00	20521850	10/30/08	30,000.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	06/01/08-06/30/08	30,000.00	20521851	10/30/08	30,000.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	07/01/08-07/31/08	30,000.00	20521852	10/30/08	30,000.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	08/01/08-08/31/08	127,838.63	20535414	01/09/09	120,000.00	7,838.63
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	09/01/08-09/30/08	125,415.04	20535513	01/12/09	120,000.00	5,415.04
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	10/01/08-10/31/08	122,548.18	20541599	02/09/09	120,000.00	2,548.18

Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	01/22/08-01/31/08	3,225.81	20491847	04/11/08	3,225.81
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	02/01/08-02/29/08	11,071.13	20491847	04/11/08	10,000.00	1,071.13
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-03/31/08	10,678.61	20501500	06/24/08	8,000.00	2,678.61
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-03/31/08	13,122.26	20501500	06/24/08	8,000.00	5,122.26
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-04/30/08	4,000.00	20505081	07/16/08	4,000.00
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	05/01/08-05/31/08	11,731.92	20511087	08/19/08	8,000.00	3,731.92
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	06/01/08-06/30/08	8,460.25	20511087	08/19/08	8,000.00	460.25
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	05/01/08-06/30/08	4,000.00	20521853	10/30/08	4,000.00
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	07/01/08-07/31/08	9,054.29	20525869	11/24/08	8,000.00	1,054.29
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	08/01/08-08/31/08	8,358.78	20525869	11/24/08	8,000.00	358.78
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	09/01/08-09/30/08	8,275.66	20525869	11/24/08	8,000.00	275.66

JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	01/29/08-02/29/08	36,020.98	20495595	05/07/08	36,000.00	20.98
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	03/01/08-03/31/08	21,569.41	20496875	05/21/08	16,000.00	5,569.41
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	04/01/08-04/30/08	16,022.44	20503928	07/01/08	16,000.00	22.44
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	05/01/08-05/31/08	18,000.00	20504543	07/07/08	18,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	04/01/08-04/30/08	4,000.00	20505082	07/16/08	4,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	01/29/08-02/29/08	9,000.00	20505083	07/16/08	9,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	03/01/08-03/31/08	4,000.00	20505084	07/16/08	4,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	06/01/08-06/30/08	16,000.00	20510340	08/11/08	16,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	07/01/08-07/31/08	16,000.00	20514456	09/11/08	16,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	08/01/08-08/31/08	16,000.00	20518663	10/07/08	16,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	05/01/08-05/31/08	2,000.00	20505082	10/30/08	2,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	06/01/08-06/30/08	4,000.00	20505082	10/30/08	4,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	07/01/08-07/31/08	4,000.00	20505082	10/30/08	4,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	09/01/08-09/30/08	16,000.00	20523627	11/17/08	16,000.00

Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	01/22/08-02/29/08	525,097.46	112323	04/21/08	479,948.40	45,149.06
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	150,000.00	113171	06/19/08	150,000.00
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	201,734.94	113319	06/26/08	160,837.60	40,897.34
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	04/01/08-04/30/08	351,637.00	20503917	06/30/08	312,700.80	38,936.20
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	01/29/08-02/29/08	119,987.10	20505085	07/16/08	119,987.10
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	77,709.40	20505086	07/16/08	77,709.40
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	04/01/08-04/30/08	78,175.20	20505087	07/16/08	78,175.20
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	05/01/08-05/31/08	301,294.20	20511470	08/27/08	265,635.20	35,659.00
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	06/01/08-06/30/08	342,209.15	20515024	09/18/08	296,069.20	46,139.95
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	07/01/08-07/31/08	358,042.16	20515684	09/24/08	318,306.40	39,735.76
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	05/01/08-05/31/08	66,408.80	20521857	10/30/08	66,408.80
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	06/01/08-06/30/08	74,017.30	20521858	10/30/08	74,017.30
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	07/01/08-07/31/08	79,576.60	20521859	10/30/08	79,576.60
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	08/01/08-08/31/08	291,560.41	20526761	12/03/08	258,613.60	32,946.81
Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	09/01/08-09/30/08	249,428.73	20535439	01/09/09	217,726.00	31,702.73
Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	10/01/08-10/31/08	204,667.22	20540564	02/02/09	180,675.20	23,992.02

Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	01/29/08-02/29/08	533,711.81	112689	04/29/08	523,058.80	10,653.01
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	04/01/08-04/30/08	154,410.95	113146	06/16/08	147,264.00	7,146.95
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	03/01/08-03/31/08	192,913.18	113210	06/20/08	185,289.20	7,623.98
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	05/01/08-05/31/08	99,054.24	20505059	07/15/08	97,218.80	1,835.44
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	01/29/08-02/29/08	133,285.20	20505089	07/16/08	133,285.20
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	04/01/08-04/30/08	34,466.44	20505090	07/16/08	34,466.44
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	03/01/08-03/31/08	46,369.30	20505091	07/16/08	46,369.30
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	06/01/08-06/30/08	117,547.20	20511068	08/18/08	115,896.80	1,650.40
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	07/01/08-07/31/08	269,169.01	20515624	09/19/08	264,772.80	4,396.21
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	08/01/08-08/31/08	174,170.85	20519765	10/21/08	161,367.60	12,803.25
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	05/01/08-05/31/08	24,304.70	20523628	11/17/08	24,304.70
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	06/01/08-06/30/08	28,974.20	20523629	11/17/08	28,974.20
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	07/01/08-07/31/08	66,193.20	20523630	11/17/08	66,193.20
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	09/01/08-09/30/08	123,459.76	20525872	11/24/08	119,482.40	3,977.36
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	10/01/08-10/31/08	227,139.27	20532486	12/29/08	222,775.60	4,363.67
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	11/01/08-11/30/08	160,128.07	117924	01/30/09	154,852.80	5,275.27

Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	01/29/08-02/29/08	72,023.08	20500947	06/13/08	66,799.00	5,224.08
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	03/01/08-03/31/08	97,863.52	20501503	06/24/08	83,821.20	14,042.32
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	04/01/08-04/30/08	82,024.10	20505060	07/15/08	73,343.50	8,680.60
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	01/29/08-03/31/08	37,655.05	20505061	07/15/08	37,655.05
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	05/01/08-05/31/08	30,725.21	20511165	08/21/08	28,247.60	2,477.61
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	06/01/08-06/30/08	29,533.99	20518650	10/06/08	26,114.80	3,419.19
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	06/01/08-06/30/08	6,528.70	20522690	11/05/08	6,528.70
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	07/01/08-07/31/08	89,824.26	20522691	11/05/08	79,273.50	10,550.76
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	05/01/08-05/31/08	7,061.90	20522692	11/05/08	7,061.90
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	08/01/08-08/31/08	25,372.47	20527221	12/09/08	22,780.20	2,592.27
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	09/01/08-09/30/08	35,677.43	20535685	01/13/09	32,943.60	2,733.83
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	10/01/08-10/31/08	39,344.40	20538512	01/21/09	27,085.20	12,259.20

Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	01/22/08-02/29/08	83,294.65	112890	05/20/08	82,660.00	634.65
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	04/01/08-04/30/08	19,877.77	20503938	07/01/08	19,838.00	39.77
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	04/01/08-04/30/08	19,839.50	20505095	07/17/08	19,839.50
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	05/01/08-05/31/08	8,355.09	20511069	08/18/08	8,275.20	79.89
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	06/01/08-06/30/08	5,355.04	20511070	08/18/08	5,326.80	28.24
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	07/01/08-08/31/08	14,183.42	20521841	10/30/08	13,844.80	338.62
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	05/01/08-05/31/08	2,068.80	20521860	10/30/08	2,068.80
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	06/01/08-06/30/08	1,331.70	20521861	10/30/08	1,331.70
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	08/01/08-08/31/08	8,881.76	20526743	12/01/08	8,584.80	296.96
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	10/01/08-10/31/08	28,191.83	20534269	01/06/09	28,118.40	73.43
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	11/01/08-11/30/08	2,802.02	20534270	01/06/09	2,723.60	78.42

Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	01/22/08-02/29/08	674,417.35	112209	04/11/08	646,868.00	27,549.35
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	03/01/08-03/31/08	306,083.05	112892	05/20/08	278,457.28	27,625.77
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	04/01/08-04/30/08	388,759.10	113301	06/24/08	356,481.20	32,277.90
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	05/01/08-05/31/08	212,171.13	20505051	07/14/08	203,499.20	8,671.93
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	01/22/08-02/29/08	161,717.00	20505092	07/16/08	161,717.00
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	03/01/08-03/31/08	100,034.80	20505093	07/16/08	100,034.80
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	04/01/08-04/30/08	89,120.30	20505094	07/16/08	89,120.30
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	06/01/08-06/30/08	220,558.52	20511071	08/18/08	205,977.60	14,580.92
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	07/01/08-07/31/08	194,827.64	20515026	09/18/08	186,097.20	8,730.44
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	08/01/08-08/31/08	219,882.06	20519779	10/22/08	207,017.60	12,864.46
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	05/01/08-05/31/08	50,874.80	20521865	10/30/08	50,874.80
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	06/01/08-06/30/08	51,494.40	20521866	10/30/08	51,494.40
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	07/01/08-07/31/08	46,524.30	20521867	10/30/08	46,524.30
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	09/01/08-09/30/08	193,825.52	20523631	11/17/08	186,771.60	7,053.92
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	10/01/08-10/31/08	219,515.76	20532487	12/29/08	208,944.40	10,571.36
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	11/01/08-11/30/08	138,887.82	20539264	01/23/09	132,813.60	6,074.22

Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	03/28/08-05/30/08	239,616.99	20508148	07/31/08	229,797.60	9,819.39
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	06/01/08-06/30/08	167,699.54	20514440	09/09/08	161,104.00	6,595.54
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	06/01/08-06/30/08	40,276.00	20521863	10/30/08	40,276.00
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	05/01/08-05/31/08	57,449.40	20521864	10/30/08	57,449.40
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	07/01/08-07/31/08	166,072.51	20525851	11/21/08	163,847.60	2,224.91
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	08/01/08-08/31/08	54,764.80	20525852	11/21/08	53,684.80	1,080.00
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	09/01/08-09/30/08	10,171.68	20535431	01/09/09	9,050.00	1,121.68

PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	FAS109Seminar	1,350.00	20493301	04/29/08	1,350.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	2Q-08 provision, 2006/2007 restatement	33,000.00	20496170	05/14/08	33,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	IN audit response	1,000.00	20496689	05/16/08	1,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	Buffets/Ryan's federal carryback claims	20,000.00	20510165	08/08/08	20,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	3Q-08 provision, 2007 restatement	24,500.00	20510165	08/08/08	24,500.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	06/17/08-07/31/08	89,922.16	20518015	10/01/08	87,916.00	2,006.16
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	FYE08 provision, F/A deferred tax, Ryan's federal carryback claim	35,000.00	20519006	10/10/08	35,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	06/17/08-07/31/08	21,979.00	20521862	10/30/08	21,979.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	08/01/08-08/31/08	14,271.60	20522693	11/05/08	14,271.60
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	09/01/08-09/30/08	33,880.40	20527208	12/08/08	33,880.40
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	10/01/08-10/31/08	110,918.60	20535514	01/12/09	110,293.60	625.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	11/01/08-11/30/08	17,964.40	20538568	01/22/09	17,964.40
Total				15,460,553.71			14,719,157.36	741,396.35

Note 1:    Buffets, Inc. is the Payor for all payments listed above.
Note 2:    UCC in the retained by column is abbreviated for Unsecured Creditors Committee.

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 1/15/09 - 2/11/09

Buffets Holdings Inc.
PERIOD:  8-09          ENDING:  2/11/2009

	BUFFETS RESTAURANTS HOLDINGS, INC.	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

TOTAL SALES	-	-	3,079,714	-	-	39,173,947	-	16,691,959	-	-	1,498,404
TOTAL FOOD COST	-	-	1,104,824	-	-	13,971,688	-	5,923,944	-	-	160,518
TOTAL LABOR	-	-	906,447	-	-	11,442,583	-	4,083,611	-	-	485,986
OPERATING COSTS	-	-	386,450	277	-	5,080,170	1,243	1,830,783	403	-	166,683
OCCUPANCY COSTS	-	-	35,529	43,439	-	4,170,717	464,386	1,516,445	126,344	-	235,484
TOTAL DIR & O/C	-	-	421,979	43,715	-	9,250,886	465,629	3,347,228	126,748	-	402,168

TOTAL RESTAURANT COSTS	-	-	2,433,249	43,715	-	34,665,157	465,629	13,354,784	126,748	-	1,048,672

RESTAURANT PROFIT (LEVEL 4)	-	-	646,465	(43,715)	-	4,508,790	(465,629)	3,337,175	(126,748)	-	449,732

TOTAL SG&A EXPENSE	158	(50,500)	4,923,231	48,022	-	944,227	4,050	(64)	-	-	109,495

CLOSED RESTAURANT COSTS		-	-	-	-	1,024	19	-	-	-	(4,650)
EARNINGS FROM OPERATIONS	-	50,500	(4,276,766)	(91,737)	-	3,563,539	(469,698)	3,337,239	(126,748)	-	344,887

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	-	13,468	-	-	-	-	37,337	-	-	-
INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	101
INTEREST EXPENSE	-	-	(5,689,032)	-	-	-	-	-	-	-	-
OTHER INCOME (EXPENSE)	-	(50,500)	194,958	-	-	-	-	-	-	-	1,385
REORGANIZATION COSTS	(650)	-	(1,052,817)	(1,950)	(325)	(54,659)	(6,500)	(43,987)	(4,875)	-	(22,435)
INTERCOMPANY	-	-	6,049,451	53,859	-	(2,519,261)	326,648	(2,392,731)	94,154	-	360,466

TOTAL OTHER INCOME (EXPENSE)	(650)	(50,500)	(483,973)	51,909	(325)	(2,573,920)	320,148	(2,399,381)	89,279	-	339,517

EARNINGS BEFORE TAX	(808)	-	(4,760,739)	(39,828)	(325)	989,619	(149,550)	937,858	(37,469)	-	684,404

INCOME TAXES	-	-	70,000	-	-	-	-	-	-	-	-
NET EARNINGS (LOSS)	(808)	-	(4,830,739)	(39,828)	(325)	989,619	(149,550)	937,858	(37,469)	-	684,404

Expense, gross	808	N/A	8,118,878	39,828	325	38,184,328	149,550	15,791,502	37,469	-	820,136
Expense Allocation (1)	0.00%	N/A	7.64%	0.04%	0.00%	35.93%	0.14%	14.86%	0.04%	0.00%	0.77%

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

TOTAL SALES	-	-	38,547,065	-	-	-	2,487,869	-	-	-	101,478,959
TOTAL FOOD COST	-	-	14,791,831	-	-	-	799,385	-	(662,531)	-	36,089,659
TOTAL LABOR	-	-	11,685,981	2,586	1,234	-	906,829	-	-	-	29,515,257
OPERATING COSTS	-	-	5,372,217	-	-	70	384,276	11	(11,628)	-	13,210,956
OCCUPANCY COSTS	-	-	5,474,701	-	-	-	212,488	17,793	-	-	12,297,326
TOTAL DIR & O/C	-	-	10,846,918	-	-	70	596,764	17,804	(11,628)	-	25,508,282

TOTAL RESTAURANT COSTS	-	-	37,324,730	2,586	1,234	70	2,302,978	17,804	(674,159)	-	91,113,198

RESTAURANT PROFIT (LEVEL 4)	-	-	1,222,335	(2,586)	(1,234)	(70)	184,890	(17,804)	674,159	-	10,365,761

TOTAL SG&A EXPENSE	-	-	663,537	-	362	-	143,424	303	91,478	965	6,878,688

CLOSED RESTAURANT COSTS	-	-	489,831	-	3,146	-	-	-	-	-
EARNINGS FROM OPERATIONS	-	-	68,967	(2,586)	(4,742)	(70)	41,466	(18,108)	582,681	(965)	2,997,861

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	-	-	-	-	-	-	-	-	-	50,805
INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	101
INTEREST EXPENSE	-	-	-	-	-	-	-	-	-	-	(5,689,032)
OTHER INCOME (EXPENSE)	-	-	1,704	-	-	-	-	-	-	-	147,546
REORGANIZATION COSTS	(325)	(4,875)	(78,037)	(325)	(13,000)	(325)	(15,520)	(650)	(1,950)	(650)	(1,303,856)
INTERCOMPANY	-	-	(1,425,002)	-	-	-	(146,736)	5,802	(411,403)	4,753	-

TOTAL OTHER INCOME (EXPENSE)	(325)	(4,875)	(1,501,336)	(325)	(13,000)	(325)	(162,256)	5,152	(413,353)	4,103	(6,794,436)

EARNINGS BEFORE TAX	(325)	(4,875)	(1,432,368)	(2,911)	(17,742)	(395)	(120,790)	(12,956)	169,328	3,138	(3,796,733)

INCOME TAXES	-	-	-	-	-	-	(49,057)	-	-	-	20,943
NET EARNINGS (LOSS)	(325)	(4,875)	(1,432,368)	(2,911)	(17,742)	(395)	(71,733)	(12,956)	169,328	3,138	(3,817,676)

Expense, gross	325	4,875	39,981,137	2,911	17,742	395	2,608,659	12,956	504,831	(3,138)	106,273,517
Expense Allocation (1)	0.00%	0.00%	37.62%	0.00%	0.02%	0.00%	2.45%	0.01%	0.48%	0.00%	100.00%
(1) Expense Allocation has been calculated by applying the expenses listed from this statement to the disbursements set forth on MOR 1 (Schedule of Cash Receipts and Disbursements)

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: As of 2/11/09

Buffets Holdings Inc.
PERIOD:  8-09          ENDING:  2/11/2009

	BUFFETS RESTAURANTS HOLDINGS, INC.	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	-	-	43,300	-	-	511,412	-	205,446	-	-	18,501
TOTAL DEPOSITORY ACCOUNT	-	-	(62,441,008)	-	-	32,673,565	-	17,957,371	-	-	63,544
CASH	-	-	16,129,185	-	34,705	-	-	-	-	-	(135,634)

TOTAL CASH & CASH EQUIVALENTS	-	-	(46,268,523)	-	34,705	33,184,977	-	18,162,817	-	-	(53,589)

RECEIVABLES - LANDLORD	-	-	-	-	-	54,016	-	-	-	-	-
CREDIT CARD RECEIVABLES	-	-	33,769	-	-	371,050	-	501,036	-	-	15,269
INTERCOMPANY	-	-	45,832,959	(886,908)	(6,189,776)	(46,938,771)	(3,286,654)	13,049,288	(475,170)	-	(47,302,429)
TOTAL REBATES RECEIVABLE	-	-	76,758	-	-	-	-	-	-	-	1,013,848
ACCOUNTS RECEIVABLE	-	-	699,738	-	-	1,573,054	-	625,761	-	-	86,706
DUE TO/FROM AFFILIATE	311,560	-	83,620	-	(395,338)	-	-	-	-	-	-

TOTAL RECEIVABLES	311,560	-	46,726,845	(886,908)	(6,585,114)	(44,940,651)	(3,286,654)	14,176,086	(475,170)	-	(46,186,606)

INVENTORY	-	-	871,899	-	-	11,297,162	-	3,935,810	-	-	448,265

TOTAL INVENTORIES	-	-	871,899	-	-	11,297,162	-	3,935,810	-	-	448,265

RESTRICTED CASH	-	-	1,885,576	-	-	-	-	-	-	-	-

EMPLOYEE ADVANCES	-	-	6,677	-	-	-	-	-	-	-	-
ESCROW DEPOSITS - SHORT TERM	-	-	583,002	-	-	-	-	-	-	-	-
DEPOSITS - PREFUNDED LC - CURRENT	-	-	22,607,642	-	-	-	-	-	-	-	-
PREPAID CAR LEASES	-	-	25,565	-	-	30,648	-	-	-	-	539
PREPAID INSURANCE	-	-	540,616	-	-	-	-	-	-	-	-
PREPAID RENT	-	-	238,852	-	-	1,430,414	-	624,615	-	-	117,760
PREPAID OTHER	-	-	1,497,580	-	-	433,569	-	88,617	-	-	20,120
PREPAID ADVERTISING	-	-	8,822,741	-	-	-	-	-	-	-	400
PREPAID RENT ESCROW	-	-	75	-	-	339,308	-	126,037	-	-	-
NOTES RECEIVABLE - SHORT TERM	-	-	-	-	-	-	-	-	-	-	12,167

TOTAL PREPAID EXPENSES AND OTHER ASSETS	-	-	34,322,750	-	-	2,233,939	-	839,269	-	-	150,986

DEFERRED INCOME TAXES - CURRENT	-	-	16,173,000	-	-	-	-	-	-	-	-
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	-	(16,173,000)	-	-	-	-	-	-	-	-

TOTAL CURRENT ASSETS	311,560	-	37,538,547	(886,908)	(6,550,409)	1,775,428	(3,286,654)	37,113,981	(475,170)	-	(45,640,944)

CABINET DIVISION INVENTORY	-	-	-	-	-	4,560,791	-	-	-	-	-
CORPORATE INVENTORY	-	-	83,030	-	-	487,932	-	-	-	-	-
PROCEEDS OF SALE CLEARING ACCOUNT	-	-	(1,200)	-	-	-	-	-	-	-	(927,679)
CIP - NON SYSTEM	-	-	-	-	-	20,808	-	-	-	-	-
LAND	-	-	-	-	-	17,000	-	-	-	-	500,000
BUILDING	-	-	198,266	-	-	1,124,045	-	-	-	-	1,403,433
ACCUMULATED DEPRECIATION - BUILDING	-	-	(17,844)	-	-	(239,695)	-	-	-	-	(321,457)
LEASEHOLD IMPROVEMENTS	-	-	243,895	-	-	105,382,375	(737)	26,767,022	-	-	1,989,896
ACCUMULATED AMORTIZATION	-	-	(72,001)	-	-	(69,994,631)	9	(20,868,998)	-	-	(247,840)
EQUIPMENT	-	-	21,673,931	6,487,369	-	62,272,529	40,285,204	18,176,107	10,853,804	-	3,661,272
ACCUMULATED DEPRECIATION - EQUIPMENT	-	-	(20,029,419)	(3,342,588)	-	(55,576,692)	(16,776,408)	(16,749,583)	(5,054,882)	-	(1,262,786)
AUTOMOBILE	-	-	20,524	-	-	286,696	-	-	-	-	-
ACCUMULATED DEPRECIATION - AUTO	-	-	(3,068)	-	-	(137,886)	-	-	-	-	-
ASSETS TO BE SOLD - PP&E	-	-	-	-	-	-	-	-	-	-	1,112,500
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	-	-	-	-	-	-	-	-	-	-

TOTAL PROPERTY, PLANT & EQUIPMENT, net	-	-	2,096,112	3,144,782	-	48,203,272	23,508,068	7,324,548	5,798,921	-	5,907,338

GOODWILL	-	-	94,643,627	-	-	-	-	3,218,218	-	-	18,778,114
ACQUISITION COSTS	-	-	-	-	-	-	-	-	-	-	18,133,818

TOTAL GOODWILL	-	-	94,643,627	-	-	-	-	3,218,218	-	-	36,911,931

DEFERRED INCOME TAXES - NON-CURRENT	-	-	95,204,000	-	14,550,000	-	-	-	-	-	-
DEFERRED TAX VALUATION ALLOWANCE - NON-CURRENT	-	-	(95,204,000)	-	(14,550,000)	-	-	-	-	-	-

LIQUOR LICENSES	-	-	-	-	-	-	-	-	-	-	-
LEASEHOLD INTEREST	-	-	-	-	-	745,954	-	-	-	-	55,479
RECIPES	-	-	-	-	-	-	-	-	-	-	2,017,644
TRADEMARK	-	-	-	-	-	-	-	-	-	-	56,600,000

TOTAL OTHER INTANGIBLE ASSETS	-	-	-	-	-	745,954	-	-	-	-	58,673,123

PREPAID RENT DEPOSITS	-	-	246	-	-	16,900	-	4,500	-	-	-
DEPOSITS	-	-	-	-	-	1,253,517	-	509,890	-	-	52,244
DEPOSITS - OTHER LONG TERM	-	-	1,375,405	-	37,585	3,000	-	-	-	-	-
INSURANCE LOSS DEPOSITS	-	-	208,764	-	-	-	-	-	-	-	15,000
INVESTMENTS IN SUBSIDIARIES	31,045	(281,439,912)	279,434,972	-	-	-	-	2,004,939	-	(462,780,302)	462,780,302
TOTAL DEBT ISSUANCE COSTS	-	-	39,272,249	-	-	-	-	-	-	-	-
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	-	(18,787,507)	-	-	-	-	-	-	-	-
NOTES RECEIVABLE FROM SUBSIDIARIES	-	(149,800,000)	149,800,000	-	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	-	-	-	-	-	-	-	-	-	-	4,248
SPLIT DOLLAR LIFE INS RECEIVABLE	-	-	-	-	-	-	-	-	-	-	-
ENTRIES TO BE RECLASSIFIED	-	-	-	-	-	-	-	-	-	-

TOTAL OTHER NONCURRENT ASSETS	31,045	(431,239,912)	451,304,129	-	37,585	1,273,417	-	2,519,329	-	(462,780,302)	462,851,794

TOTAL ASSETS	342,605	(431,239,912)	585,582,416	2,257,873	(6,512,824)	51,998,070	20,221,414	50,176,075	5,323,752	(462,780,302)	518,703,243

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: As of 2/11/09

Buffets Holdings Inc.
PERIOD:  8-09          ENDING:  2/11/2009

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	-	-	537,303	-	-	-	26,600	-	-	-	1,342,562
TOTAL DEPOSITORY ACCOUNT	-	-	15,848,230	-	-	-	29,271	-	-	-	4,130,972
CASH	-	-	-	-	-	-	-	-	-	249,281	16,277,538

TOTAL CASH & CASH EQUIVALENTS	-	-	16,385,533	-	-	-	55,871	-	-	249,281	21,751,072

RECEIVABLES - LANDLORD	-	-	-	-	-	-	40,183	-	-	-	94,199
CREDIT CARD RECEIVABLES	-	-	375,058	-	-	-	131,373	-	-	-	1,427,556
INTERCOMPANY	(1,300)	(4,938,545)	104,663,723	(4,134)	(104,951,995)	(1,370)	3,767,901	16,438	47,784,825	(138,081)	-
TOTAL REBATES RECEIVABLE	-	-	-	-	-	-	-	-	1,735,670	-	2,826,277
ACCOUNTS RECEIVABLE	-	-	2,524,445	-	-	-	118,989	-	44	-	5,628,737
DUE TO/FROM AFFILIATE	-	-	-	-	-	-	-	-	-	-	(158)

TOTAL RECEIVABLES	(1,300)	(4,938,545)	107,563,226	(4,134)	(104,951,995)	(1,370)	4,058,447	16,438	49,520,539	(138,081)	9,976,611

INVENTORY	-	-	11,102,824	-	-	-	767,291	-	-	-	28,423,252

TOTAL INVENTORIES	-	-	11,102,824	-	-	-	767,291	-	-	-	28,423,252

RESTRICTED CASH	-	-	-	-	-	-	-	-	-	-	1,885,576

EMPLOYEE ADVANCES	-	-	-	-	-	-	-	-	-	-	6,677
ESCROW DEPOSITS - SHORT TERM	-	-	-	-	-	-	15,000	-	-	-	598,002
DEPOSITS - PREFUNDED LC - CURRENT	-	-	-	-	-	-	-	-	-	-	22,607,642
PREPAID CAR LEASES	-	-	6,231	-	403	-	16	-	-	-	63,403
PREPAID INSURANCE	-	-	22,517	-	-	-	-	-	-	-	563,133
PREPAID RENT	-	-	2,196,885	-	-	-	71,510	-	-	-	4,680,036
PREPAID OTHER	-	-	231,773	-	-	-	124,979	-	12,595	-	2,409,232
PREPAID ADVERTISING	-	-	-	-	-	-	-	-	-	-	8,823,141
PREPAID RENT ESCROW	-	-	4,332	-	-	-	9,327	-	-	-	479,079
NOTES RECEIVABLE - SHORT TERM	-	-	-	-	-	-	-	-	-	-	12,167

TOTAL PREPAID EXPENSES AND OTHER ASSETS	-	-	2,461,738	-	403	-	220,832	-	12,595	-	40,242,512

DEFERRED INCOME TAXES - CURRENT	-	-	-	-	-	-	-	-	-	-	16,173,000
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	-	-	-	-	-	-	-	-	-	(16,173,000)

TOTAL CURRENT ASSETS	(1,300)	(4,938,545)	137,513,322	(4,134)	(104,951,592)	(1,370)	5,102,440	16,438	49,533,134	111,200	102,279,023

CABINET DIVISION INVENTORY	-	-	-	-	-	-	-	-	-	-	4,560,791
CORPORATE INVENTORY	-	-	-	-	-	-	-	-	-	-	570,962
PROCEEDS OF SALE CLEARING ACCOUNT	-	-	927,679	-	-	-	-	-	-	-	(1,200)
CIP - NON SYSTEM	-	-	-	-	-	-	-	-	-	-	20,808
LAND	-	-	8,781,836	-	-	-	-	-	-	-	9,298,836
BUILDING	-	-	2,859,271	-	-	-	-	-	-	-	5,585,015
ACCUMULATED DEPRECIATION - BUILDING	-	-	(389,932)	-	-	-	-	-	-	-	(968,929)
LEASEHOLD IMPROVEMENTS	-	-	15,004,927	-	-	-	11,623,848	-	-	-	161,011,227
ACCUMULATED AMORTIZATION	-	-	(2,120,577)	-	-	-	(4,713,390)	-	-	-	(98,017,428)
EQUIPMENT	-	-	53,787,637	-	-	-	4,589,586	1,459,410	283,667	-	223,530,516
ACCUMULATED DEPRECIATION - EQUIPMENT	-	-	(20,292,951)	-	-	-	(3,808,493)	(480,092)	(88,059)	-	(143,461,954)
AUTOMOBILE	-	-	7,918	-	-	-	193	-	-	-	315,330
ACCUMULATED DEPRECIATION - AUTO	-	-	(3,478)	-	-	-	-	-	-	-	(144,432)
ASSETS TO BE SOLD - PP&E	-	-	13,305,794	-	-	-	-	-	-	-	14,418,294
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	-	(26,583)	-	-	-	-	-	-	-	(26,583)

TOTAL PROPERTY, PLANT & EQUIPMENT, net	-	-	71,841,541	-	-	-	7,691,744	979,318	195,608	-	176,691,253

GOODWILL	-	-	-	-	-	-	-	-	-	-	116,639,959
ACQUISITION COSTS	-	-	-	-	-	-	-	-	-	-	18,133,818

TOTAL GOODWILL	-	-	-	-	-	-	-	-	-	-	134,773,776

DEFERRED INCOME TAXES - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	109,754,000
DEFERRED TAX VALUATION ALLOWANCE - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	(109,754,000)
											-
LIQUOR LICENSES	-	-	-	-	-	-	343,681	-	-	-	343,681
LEASEHOLD INTEREST	-	-	430,859	-	-	-	-	-	-	-	1,232,292
RECIPES	-	-	-	-	-	-	-	-	-	-	2,017,644
TRADEMARK	-	-	-	-	-	-	-	-	-	-	56,600,000

TOTAL OTHER INTANGIBLE ASSETS	-	-	430,859	-	-	-	343,681	-	-	-	60,193,618

PREPAID RENT DEPOSITS	-	-	337,495	-	-	-	8,268	-	-	-	367,409
DEPOSITS	-	-	1,707,210	-	-	-	17,403	-	-	-	3,540,263
DEPOSITS - OTHER LONG TERM	-	-	-	-	-	-	-	-	-	-	1,415,990
INSURANCE LOSS DEPOSITS	-	-	129,756	-	-	-	-	-	-	-	353,520
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-	-	-	-	-	-	31,045
TOTAL DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	-	39,272,249
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	-	(18,787,507)
NOTES RECEIVABLE FROM SUBSIDIARIES	-	-	-	-	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	-	-	-	-	-	-	-	-	-	-	4,248
SPLIT DOLLAR LIFE INS RECEIVABLE	-	-	2,169,580	-	-	-	-	-	-	-	2,169,580
ENTRIES TO BE RECLASSIFIED	-	330	-	(330)	-	-	-	-	-

TOTAL OTHER NONCURRENT ASSETS	-	-	4,344,371	-	(330)	-	25,671	-	-	-	28,366,797

TOTAL ASSETS	(1,300)	(4,938,545)	214,130,094	(4,134)	(104,951,922)	(1,370)	13,163,536	995,756	49,728,742	111,200	502,304,466

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: As of 2/11/09

Buffets Holdings Inc.
PERIOD:  8-09          ENDING:  2/11/2009

	BUFFETS RESTAURANTS HOLDINGS, INC.	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	-	24,387,562	-	-	-	(625)	-	-	-	-
ACCOUNTS PAYABLE - POST-PETITION	-	-	41,130,415	-	-	-	-	-	-	-	-
COD CLEARING	-	-	-	-	-	-	-	-	-	-	-
MISC. ACCRUALS - RESTAURANT LEVEL	-	-	204,302	-	-	3,235,784	-	949,991	-	-	473,533
MISC. ACCRUALS - WIS		-	-	-	-	(100)	-	(125)	-	-	-
MISC. ACCRUALS - CORP LEVEL	-	-	185,764	-	-	64,463	-	-	-	-	4,497,098

TOTAL ACCOUNTS PAYABLE	-	-	65,908,043	-	-	3,300,146	(625)	949,866	-	-	4,970,631

ACCRUED 401(k)	-	-	666,016	-	-	-	-	-	-	-	-
ACCRUED PAYROLL	-	-	910,316	-	-	4,208,243	-	1,653,427	-	-	278,960
ACCRUED BONUS	-	-	407,591	-	-	-	-	210,830	-	-	314,527
ACCRUED PAYROLL TAXES	-	-	297,265	-	-	1,495,945	-	498,823	-	-	48,279
ACCRUED VACATION	-	-	5,978,750	-	-	-	-	-	-	-	386,669

TOTAL ACCRUED COMPENSATION	-	-	8,259,938	-	-	5,704,188	-	2,363,081	-	-	1,028,435

ACCRUED INSURANCE - AUTO	-	-	31,170	-	-	-	-	-	-	-	-
WORKERS COMPENSATION PAYABLE		-	15,122,961	-	-	51,544	-	15,905	-	-	7,718,077
ACCRUED INSURANCE - GENERAL LIABILITY	-	-	9,863,878	-	-	-	-	-	-	-	6,519,527
ACCRUED HEALTH_DENTAL_LIFE		-	2,230,982	-	-	-	-	-	-	-	-
ACCRUED INSURANCE - OTHER	-	-	190,756	-	-	-	-	-	-	-	-

TOTAL ACCRUED INSURANCE	-	-	27,439,747	-	-	51,544	-	15,905	-	-	14,237,603

ACCRUED PERCENTAGE RENT	-	-	-	-	-	1,015,663	-	853,008	-	-	-
ACCRUED INTEREST - SHORT TERM	-	-	23,368,221	-	-	-	-	-	-	-	-
ACCRUED PROPERTY TAXES	-	-	(13,721)	-	-	2,288,346	-	409,868	-	-	705,920
ACCRUED LITIGATION RESERVE		-	8,934,268	-	-	-	-	-	-	-	834,406
ACCRUED POSTAGE	-	-	(25)	-	-	5,776	-	-	-	-	-
ACCRUED ADVERTISING	-	-	4,572,863	-	-	-	-	-	-	-	-
ACCRUED LIABILITIES - OTHER	-	-	2,467,240	-	-	6,206,641	-	663,965	-	-	(352,142)
DEFERRED INCOME - CURRENT	-	-	-	-	-	-	-	-	-	-	0
GIFT CERTIFICATES/GIFT CARDS	-	-	5,551,969	-	-	(766,881)	-	(1,784,780)	-	-	258,577
CASH RECEIPTS SUSPENSE	-	-	90,819	-	-	-	-	-	-	-	-
LEASE REJECTION CLAIMS RESERVE	-	-	11,324,280	-	-	6,637,533	-	948,696	-	-	821,369
SALES/USE TAX PAYABLE	-	-	319,483	4,054	-	3,090,380	21,938	1,759,137	6,820	-	37,825
ACCRUED RESTAURANT CLOSING COSTS	-	-	-	-	-	1,977,254	-	-	-	-	2,885

TOTAL ACCRUED LIABILITIES	-	-	92,315,081	4,054	-	26,210,444	21,938	5,228,879	6,820	-	17,574,877

INCOME TAXES PAYABLE	-	-	(3,331,061)	-	-	-	-	-	-	-	-
ESTIMATED INCOME TAXES	-	-	713,018	-	-	-	-	-	-	-	-

TOTAL INCOME TAXES PAYABLE	-	-	(2,618,043)	-	-	-	-	-	-	-	-

CURRENT MATURITIES OF LONG-TERM DEBT	-	-	5,300,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS	-	-	56,300,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - PAST DUE INTEREST		-	14,343,257	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - DIP	-	-	72,851,177	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	-	6,258,450	-	-	-	-	-	-	-	-

TOTAL CURRENT LIABILITIES	-	-	310,657,965	4,054	-	29,510,590	21,313	6,178,745	6,820	-	22,545,508

NOTES PAYABLE TO PARENT	-	(149,800,000)	-	-	-	-	-	-	-	-	149,800,000
SENIOR DEBT - BANK	-	-	518,728,000	-	-	-	-	-	-	-	-
SENIOR DEBT - PUBLIC	-	-	300,000,000	-	-	-	-	-	-	-	-

TOTAL LONG-TERM DEBT	-	(149,800,000)	818,728,000	-	-	-	-	-	-	-	149,800,000

ACCRUED RENT	-	-	1,559,027	-	-	14,740,427	-	8,419,842	-	-	728,836

DEFERRED INCOME TAX	-	-	22,793,000	-	-	-	-	-	-	-	-
INCOME TAX PAYABLE - NON-CURRENT	-	-	22,271,000	-	-	-	-	-	-	-	-

LONG TERM SUBLEASE DEPOSITS	-	-	3,905	-	-	30,000	-	-	-	-	-
POST RETIREMENT BENEFITS PAYABLE	-	-	17,934	-	-	-	-	-	-	-	-
TOTAL DEFERRED INCOME	-	-	2,463,702	-	-	621,292	-	2,430,249	-	-	-

TOTAL OTHER LONG-TERM LIABILITIES	-	-	2,485,541	-	-	651,292	-	2,430,249	-	-	-

TOTAL NON-CURRENT LIABILITIES	-	(149,800,000)	867,836,569	-	-	15,391,718	-	10,850,091	-	-	150,528,836

TOTAL LIABILITIES	-	(149,800,000)	1,178,494,533	4,054	-	44,902,309	21,313	17,028,836	6,820	-	173,074,345

SHAREHOLDERS' EQUITY
CAPITAL STOCK	32,313	(162)	1	-	31,045	30	-	1	-	(100)	100
ADDITIONAL PAID IN CAPITAL	754,030	-	-	-	81,601	-	-	-	-	-	-

CONTRIBUTED CAPITAL	-	(425,693,100)	82,310,523	-	-	131,839,755	-	62,648,728	-	(462,780,202)	146,398,859
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	-	(570,342)	394,189,753	3,638,913	(5,863,335)	80,660,733	28,199,136	(289,439,326)	7,181,153	(29,477,421)	206,772,441
DIVIDENDS PAID (INTERCO)	-	309,534,343	(308,760,577)	-	(773,766)	-	-	-	-	-	-
DIVIDENDS RECEIVED (INTERCO)	-	(164,575,190)	773,766	-	163,801,424	-	-	-	-	-	-

DIVIDENDS PAID TO SHAREHOLDERS	-	-	-	-	(101,164,801)	-	-	-	-	210,000,000	-
RETAINED EARNINGS	(442,929)	(135,461)	(711,340,435)	(1,016,471)	(62,624,017)	(191,698,332)	(6,611,002)	256,013,136	(1,515,156)	(180,522,579)	(3,214,789)
LEVEL 8 PROFIT/LOSS	(808)	-	(50,085,149)	(368,622)	(975)	(13,706,424)	(1,388,033)	3,924,701	(349,065)	-	(4,327,713)

RETAINED EARNINGS	(443,737)	(135,461)	(761,425,583)	(1,385,094)	(163,789,793)	(205,404,756)	(7,999,036)	259,937,837	(1,864,221)	29,477,421	(7,542,502)

TOTAL SHAREHOLDERS' EQUITY	342,605	(281,439,912)	(592,912,117)	2,253,820	(6,512,824)	7,095,762	20,200,100	33,147,239	5,316,932	(462,780,302)	345,628,898

TOTAL LIABILITIES & S/E	342,605	(431,239,912)	585,582,416	2,257,873	(6,512,824)	51,998,070	20,221,414	50,176,075	5,323,752	(462,780,302)	518,703,243

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: As of 2/11/09

Buffets Holdings Inc.
PERIOD:  8-09          ENDING:  2/11/2009

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	-	51,877	-	-	-	-	-	-	-	24,438,814
ACCOUNTS PAYABLE - POST-PETITION	-	-	-	-	-	-	-	-	-	-	41,130,415
COD CLEARING	-	-	(6,942)	-	-	-	-	-	-	-	(6,942)
MISC. ACCRUALS - RESTAURANT LEVEL	-	-	4,171,261	-	-	-	105,818	-	-	-	9,140,689
MISC. ACCRUALS - WIS	-	-	-	-	-	-	-	-	-	-	(225)
MISC. ACCRUALS - CORP LEVEL	-	-	-	-	-	-	-	-	-	-	4,747,325

TOTAL ACCOUNTS PAYABLE	-	-	4,216,196	-	-	-	105,818	-	-	-	79,450,076

ACCRUED 401(k)	-	-	-	-	-	-	-	-	-	-	666,016
ACCRUED PAYROLL	-	-	3,890,006	(199)	-	-	398,644	-	21,168	-	11,360,565
ACCRUED BONUS	-	-	-	-	-	-	17,872	-	-	-	950,820
ACCRUED PAYROLL TAXES	-	-	1,515,670	-	-	-	34,626	-	11,634	-	3,902,243
ACCRUED VACATION	-	-	-	-	-	-	-	-	-	-	6,365,419

TOTAL ACCRUED COMPENSATION	-	-	5,405,677	(199)	-	-	451,143	-	32,802	-	23,245,063

ACCRUED INSURANCE - AUTO	-	-	-	-	-	-	-	-	-	-	31,170
WORKERS COMPENSATION PAYABLE	-	-	1,000	-	-	-	-	-	-	-	22,909,487
ACCRUED INSURANCE - GENERAL LIABILITY	-	-	-	-	-	-	-	-	-	-	16,383,405
ACCRUED HEALTH_DENTAL_LIFE	-	-	854,264	-	-	-	-	-	-	-	3,085,245
ACCRUED INSURANCE - OTHER	-	-	-	-	-	-	-	-	-	-	190,756

TOTAL ACCRUED INSURANCE	-	-	855,264	-	-	-	-	-	-	-	42,600,064

ACCRUED PERCENTAGE RENT	-	-	-	-	-	-	-	-	-	-	1,868,671
ACCRUED INTEREST - SHORT TERM	-	-	-	-	-	-	-	-	-	-	23,368,221
ACCRUED PROPERTY TAXES	-	-	4,884,311	-	-	-	14,444	-	-	-	8,289,167
ACCRUED LITIGATION RESERVE	-	-	-	-	-	-	-	-	-	-	9,768,674
ACCRUED POSTAGE	-	-	(74)	-	-	-	(558)	-	-	-	-
ACCRUED ADVERTISING	-	-	-	-	-	-	-	-	-	-	4,572,863
ACCRUED LIABILITIES - OTHER	-	-	1,576,687	-	-	-	140,588	-	-	-	10,702,980
DEFERRED INCOME - CURRENT	-	-	-	-	-	-	-	-	-	-	-
GIFT CERTIFICATES/GIFT CARDS	-	-	1,005,933	-	-	-	1,047,580	-	-	-	5,312,397
CASH RECEIPTS SUSPENSE	-	-	-	-	-	-	-	-	-	-	90,819
LEASE REJECTION CLAIMS RESERVE	-	-	33,350,203	-	-	-	580,489	-	-	-	53,662,570
SALES/USE TAX PAYABLE	-	-	3,962,086	-	-	-	288,256	502	-	-	9,490,480
ACCRUED RESTAURANT CLOSING COSTS	-	-	70,649	-	-	-	-	-	-	-	2,050,788

TOTAL ACCRUED LIABILITIES	-	-	51,110,736	(199)	-	-	2,521,941	502	32,801	-	195,027,875

INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	(3,331,061)
ESTIMATED INCOME TAXES	-	-	-	-	-	-	-	-	-	-	713,018

TOTAL INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	(2,618,043)

CURRENT MATURITIES OF LONG-TERM DEBT	-	-	-	-	-	-	-	-	-	-	5,300,000
SHORT TERM BORROWINGS	-	-	-	-	-	-	-	-	-	-	56,300,000
SHORT TERM BORROWINGS - PAST DUE INTEREST	-	-	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - DIP	-	-	-	-	-	-	-	-	-	-	72,851,177
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	-	-	-	-	-	-	-	-	-	6,258,450

TOTAL CURRENT LIABILITIES	-	-	55,326,933	(199)	-	-	2,627,759	502	32,801	-	426,912,792

NOTES PAYABLE TO PARENT	-	-	-	-	-	-	-	-	-	-	-
SENIOR DEBT - BANK	-	-	-	-	-	-	-	-	-	-	518,728,000
SENIOR DEBT - PUBLIC	-	-	-	-	-	-	-	-	-	-	300,000,000

TOTAL LONG-TERM DEBT	-	-	-	-	-	-	-	-	-	-	818,728,000

ACCRUED RENT	-	-	18,030,574	-	-	-	1,088,883	-	-	-	44,567,590

DEFERRED INCOME TAX	-	-	-	-	-	-	-	-	-	-	22,793,000
INCOME TAX PAYABLE - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	22,271,000

LONG TERM SUBLEASE DEPOSITS	-	-	-	-	-	-	-	-	-	-	33,905
POST RETIREMENT BENEFITS PAYABLE	-	-	-	-	-	-	-	-	-	-	17,934
TOTAL DEFERRED INCOME	-	-	-	-	-	-	-	-	-	-	5,515,243

TOTAL OTHER LONG-TERM LIABILITIES	-	-	-	-	-	-	-	-	-	-	5,567,082

TOTAL NON-CURRENT LIABILITIES	-	-	18,030,574	-	-	-	1,088,883	-	-	-	913,926,672

TOTAL LIABILITIES	-	-	73,357,507	(199)	-	-	3,716,642	502	32,801	-	1,340,839,463

SHAREHOLDERS' EQUITY
CAPITAL STOCK	-	-	100	-	-	-	10	-	10	10	63,358
ADDITIONAL PAID IN CAPITAL	-	-	-	-	-	-	-	-	-	-	835,631

CONTRIBUTED CAPITAL	-	-	462,780,202	-	-	-	1,299,126	-	946,118	249,990	-
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	75	2,074,806	(132,842,099)	315	39,327,635	-	9,056,847	1,407,405	(314,375,706)	59,020	-
DIVIDENDS PAID (INTERCO)	-	-	-	-	-	-	-	-	-	-	-
DIVIDENDS RECEIVED (INTERCO)	-	-	-	-	-	-	-	-	-	-	-

DIVIDENDS PAID TO SHAREHOLDERS	-	-	(210,000,000)	-	-	-	-	-	-	-	(101,164,801)
RETAINED EARNINGS	(400)	(5,823,715)	49,541,980	4,610	(116,007,105)	(325)	(838,756)	(302,839)	346,535,628	(166,682)	(630,165,639)
LEVEL 8 PROFIT/LOSS	(975)	(1,189,636)	(28,707,597)	(8,860)	(28,272,452)	(1,045)	(70,335)	(109,311)	16,589,890	(31,138)	(108,103,545)

RETAINED EARNINGS	(1,375)	(7,013,351)	(189,165,616)	(4,250)	(144,279,557)	(1,370)	(909,090)	(412,150)	363,125,518	(197,820)	(839,433,986)

TOTAL SHAREHOLDERS' EQUITY	(1,300)	(4,938,545)	140,772,587	(3,935)	(104,951,922)	(1,370)	9,446,894	995,254	49,695,940	111,200	(838,534,997)

TOTAL LIABILITIES & S/E	(1,300)	(4,938,545)	214,130,094	(4,134)	(104,951,922)	(1,370)	13,163,536	995,756	49,728,742	111,200	502,304,466

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 1/15/09 - 2/11/09

STATUS OF POSTPETITION TAXES (MOR 4)

I hereby certify that the debtor and all affiliated debtors have paid all taxes due from January 22, 2008, the petition date, through February 11, 2009, the end of this reporting period.

A. Keith Wall, CFO

SUMMARY OF UNPAID DEBTS (MOR 4)
In thousands

	Number of Days Past Due
(in thousands)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	55,011
Accrued Compensation	23,245
Accrued Worker's Compensation	22,908
Accrued Sales, Use and Property Taxes	17,780
Accrued Insurance	19,691
Accrued Interest	23,368
Accrued Litigation Reserve	9,769
Unearned revenue (gift cards/certificates)	5,312
Accrued Legal and Consulting Fees	5,715
Closed Restaurant Reserve	2,051
Accrued Percentage Rent	1,869
Lease Rejection Claims Reserve	53,663
Accrued Other	9,657
Income Taxes Payable	713
Total Debts	250,752

Explain how and when the Debtor intends to pay any past-due debts.
The Debtors intend to pay all valid postpetition obligations as and when they come due.

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period.: 1/15/09 - 2/11/09

MOR 5

Accounts Receivable Aging	Amount
0 - 30 days old	8,720,435
31 - 60 days old	761,000
61 - 90 days old	-
91+ days old	495,176
Total Accounts Receivable	9,976,611
Amount considered uncollectible (Bad Debt)	-
Accounts Receivable (Net)	9,976,611

Aged receivables relate primarily to vendor rebates and vending machine income.

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X